Exhibit 10.1

*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4)
and 240.24b-2
OMB Approval 0990-0115

	1.THIS CONTRACT IS A RATED ORDER		RATING	PAGE OF PAGES
AWARD/CONTRACT	UNDER DPAS (15 CFR 350)	➢	N/A	1	43
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HHSO100201100007C	See block 20C (below)	OS54272
5. ISSUED BY	CODE	6. ADMINISTERED BY (If other than Item 6)	CODE
Office of Acquisitions Management, Contracts, and Grants (AMCG) 330 Independence Ave., S.W. Room G640 Washington, D.C. 20201	See Block 5.
7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)		8. DELIVERY
Aeolus Pharmaceuticals 26361 Crown Valley Parkway		See Schedule.
Suite 150		9/ DISCOUNT FOR PROMPT PAYMENT
Mission Viejo, CA 92691		N/A

CAGE: 4ZR28		10. SUBMIT INVOICES	ITEM
CODE DUNS No. 883671885	FACILITY CODE	ADDRESS SHOWN IN:	See Section G.
11. SHIP TO/MARK FOR	CODE	N/A	12. PAYMENT WILL BE MADE BY	CODE	N/A
See Block 5			See Block 5
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: N/A			14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( )	☐ 41 U.S.C. 253(c)( )		CAN# - 1992002
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. UNIT PRICE	15D. AMOUNT	15E. UNIT PRICE	15F. AMOUNT
Title: Advanced Development of AEOL 10150 as a Medical		CLIN 0001	$10,399,717	CLIN 0009	$5,731,452
Countermeasure for Pulmonary Injury Associated with ARS and DEARE		CLIN 0002	$1,133,912	CLIN 0010	$1,729,416
Period: February 11, 2011 through February 10, 2012		CLIN 0003	$9,358,035	CLIN 0011	$16,173,991
Contract Type: Cost Plus Fixed Fee		CLIN 0004	$6,063,848	CLIN 0012	$18,235,505
BAA BARDA 09-34		CLIN 0005	$5,487,641	CLIN 0013	$7,228,652
		CLIN 0006	$889,327	CLIN 0014	$12,368,213
		CLIN 0007	$3,185,520	CLIN 0015	$14,501,680
		CLIN 0008	$4,181,861	CLIN 0016	$1,691,774
5G. TOTAL AMOUNT OF CONTRACT ➢	$10,399,717
16. TABLE OF CONTENTS
(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	37
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	3	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION / SPECS / WORK STATEMENT	9	☒	J	LIST OF ATTACHMENTS	42
☒	D	PACKAGING AND MARKING	20	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	20	☒	K	REPRESENTATIONS, CERTIFICATIONS	43
☒	F	DELIVERIES OR PERFORMANCE	21			AND OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	25	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	29	☐	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17.  ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return _2_ copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)

18. ☐  AWARD (Contractor is not required to sign this document.)  Your offer on Solicitation Number _______________________________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER
John McManus, CEO	[…***…]

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

/s/ John McManus		BY	[…***…]
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSAFAR (48 CFR) 53.214(a)

*Confidential Treatment Requested

CONTRACT TABLE OF CONTENTS

PART I – THE SCHEDULE	3
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	3
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	9
SECTION D - PACKAGING, MARKING AND SHIPPING	20
SECTION E - INSPECTION AND ACCEPTANCE	20
SECTION F - DELIVERIES OR PERFORMANCE	21
SECTION G - CONTRACT ADMINISTRATION DATA	24
SECTION H - SPECIAL CONTRACT REQUIREMENTS	27
PART II – CONTRACT CLAUSES	35
SECTION I - CONTRACT CLAUSES	35
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	40
SECTION J - LIST OF ATTACHMENTS	40
PART IV - REPRESENTATIONS AND INSTRUCTIONS	41
SECTION K - REPRESENTATIONS AND CERTIFICATIONS	41

PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

This contract is for the development of AEOL 10150 as a MCM against ARS/DEARE pulmonary effects via the FDA’s “Animal Rule” (See 21 CFR 314.600§I). This development pathway requires demonstration of the key study efficacy parameter of AEOL 10150 treatment in two animal models relevant to the human radiation response and its treatment, demonstration of safety in humans, demonstration of relevant dosing and administration in humans, and clear identification of the mechanism of radiation-induced damage to the lung and its amelioration by the candidate drug.

The research and development (R&D) effort will progress in specific stages that cover the base year performance segment and each of the fifteen (15) option segments specified in this contract.  Work performed during the base segment and during each of the option segments is considered to constitute a non-severable discrete work segment that is necessary for the R&D effort related to the vaccine.  The Contractor must complete specific tasks required in each discrete work segment before the Government will exercise any of the follow-on option segments.  Exercise of the follow-on options is solely at the discretion of the government.   The contractor’s success in completing the required tasks under each work segment must be demonstrated through the Technical Deliverables specified under Article F.2 (WBS Milestone Deliverables and Technical Deliverables) and the deliverables listed on Attachment 6 to this contract. Those deliverables will support GO/NO GO decisions specified on Attachment 6.  The GO/NO GO criteria will constitute the basis for the government’s decision, at its sole discretion, to exercise any follow-on option segment.

Work under this contract will proceed for a maximum of five (5) years.  The base and option segments under Contract Line Items (”CLINs”) 0001 through 0016 are event driven work segments rather than time driven CLINs. The periods of performance listed under each of the CLINs under Article B.2 below are estimated time periods.  Those individual time periods may be extended as needed, at the government’s discretion, to complete the tasks required under each work segment.  However the completion of the final tasks required under CLIN 0016 and option segment number fifteen must be completed no later than five (5) years after initial award of this contract.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE
a.	The total estimated cost of the base period of performance contract is $ 9,993,778.
b.	The total fixed fee for the base period of performance contract is $ 405,939.
c.
The fixed fee shall be paid as a percentage of costs incurred on any given month, subject to Allowable Cost and Payment and Fixed Fee Clauses. Payment of fixed fee shall not be made in less than monthly increments.

d.	The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $ 10,399,717.
e.	It is estimated that the amount currently allotted will cover performance of the contract through 2/10/2011.

CLIN	Estimated Period of Performance	Supplies/Services	Quantity (Units)	Total Estimated Cost	Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	2/11/2011 – 2/10/2012	Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE Reports and Other Data Deliverables	1 Job	$9,993,778	$405,939	$10,399,717

ARTICLE B. 3. OPTION PRICES

a.
Unless the government exercises its option pursuant to the option clause contained in ARTICLE I, the contract consists only of the Base Work Segment specified in the Statement of Work as defined in SECTONS C and F, for the price set forth in ARTICLE B.2 of the contract.

b.
Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract), the Government may, by unilateral contact modification, require the Contractor to perform the Option Period(s) specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises the/these option(s), notice will be provided per the time frames specified under Article H.17 and FAR Clause 52.217-9 in Article I.4. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

OPTIONS

Option 1 (CLIN 0002)
Option 2 (CLIN 0003)
Option 3 (CLIN 0004)
Option 4 (CLIN 0005)
Option 5 (CLIN 0006)
Option 6 (CLIN 0007)
Option 7 (CLIN 0008)
Option 8 (CLIN 0009)
Option 9 (CLIN 0010)
Option 10 (CLIN 0011)
Option 11 (CLIN 0012)
Option 12 (CLIN 0013)
Option 13 (CLIN 0014)
Option 14 (CLIN 0015)
Option 15 (CLIN 0016)

CLIN	Option Period	Supplies/Services	Quantity (Units)	Cost	Fixed Fee	Estimated Cost
0002	12/12/11 – 2/10/16	Stability Studies	1 Job	$1,090,300	$43,612	$1,133,912
0003	2/11/12 – 7/27/13	Animal Efficacy & Initial GMP Production	1 Job	$8,993,018	$365,035	$9,358,053
0004	2/11/12 – 7/27/13	Safety and CMC	1 Job	$5,829,473	$234,375	$6,063,848
0005	2/11/12 – 2/10/14	NHP Radiation Dose Evaluation – PBI BM5	1 Job	$5,276,142	$211,499	$5,487,641
0006	2/16/12 – 10/2/12	Murine Extended Natural History	1 Job	$854,686	$34,641	$889,327
0007	2/29/12 – 7/9/13	Mutagenicity/Teratogenicity	1 Job	$3,063,000	$122,520	$3,185,520
0008	12/1/12 – 6/30/14	NHP AEOL 10150 Delayed Treatment Study	1 Job	$4,020,584	$161,277	$4,181,861
0009	2/11/13 – 3/31/14	NHP Extended Natural History - WTLI	1 Job	$5,510,575	$220,876	$5,731,452
0010	6/13/13 – 1/27/16	Fourth Registrational Batch	1 Job	$1,662,900	$66,516	$1,729,416
0011	7/28/13 – 7/27/15	NHP Pivotal Efficacy Study – WTLI	1 Job	$15,544,099	$629,892	$16,173,991
0012	11/11/13 – 7/27/15	Manufacturing Scale Up	1 Job	$17,532,560	$702,945	$18,235,505
0013	7/28/13 – 7/27/15	Pivotal Safety Study	1 Job	$6,949,048	$279,604	$7,228,652
0014	7/28/13 – 7/27/15	NHP Pivotal Efficacy Study PBI BM5	1 Job	$11,892,512	$475,7000	$12,368,213
0015	7/28/13 – 7/27/15	Long Term Pivotal Safety Study	1 Job	$13,943,923	$557,757	$14,501,680
0016	6/10/15 – 2/10/16	NDA Preparation and Filing	1 Job	$1,623,904	$67,870	$1,691,774

ARTICLE B. 4. PROVISIONS APPLICABLE TO DIRECT COSTS

a.      Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.      Acquisition, by purchase or lease, of any interest in real property;

2.      Special rearrangement or alteration of facilities;

3.      Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar values. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4.      Travel to attend general scientific meetings;

5.      Unapproved foreign travel – Subject to the procedure specified under subparagraph b.2 below;

6.      Consultant costs;

7.      Subcontracts;

8.      Patient care costs;

9.      Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

10.    Printing Costs (as defined in the Government Printing and Binding Regulations).

11.    Light Refreshment and Meal Expenditures

Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Technical Representative (COTR), with a copy to the Contracting Officer, at least six (6) weeks in advance of the event. The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

b.     Travel Costs

1.    Domestic Travel

a.      Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $12,740 in the base 12 month period without the prior written approval of the Contracting Officer.

b.      Subject to the CLIN 0001 dollar limitation specified under B.4.b.1.a. above, the Contactor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 – Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

2.    Foreign Travel

a.      Total expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $0 in CLIN 0001 without the prior written approval of the Contracting Officer.

b.      Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) names(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purpose to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of AMCG contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposed of the contact and thus further benefit the project.

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a.      Security Plan – RESERVED

b.      The Contractor agrees to provide data generated from this contact to the Contracting Officer upon request either in the form of an email attachment or via delivery to a secured Government eRoom.

c.    Subcontracts and Consultants

Reference 52.244-2(d) & (e) Subcontracts.

The Contractor shall obtain the Contracting Officer’s written consent (COA) prior to placing any cost reimbursement subcontract or any firm fixed price subcontract in excess of $100,000.
FAR 52.244-2 (e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (d) of this clause, including the following information:
(i).         A description of the supplies or services to be subcontracted.
(ii).        Identification of the type of subcontract to be used.
(iii).       Identification of the proposed subcontractor.
(iv).       The proposed subcontract price.
(v).        The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.
(vi).       The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting standards when such data are required by other provisions of this contract.
(vii).      A negotiation memorandum reflecting-
(A). The principal elements of the subcontract price negotiations;
(B). The most significant considerations controlling establishment of initial or revised prices;
(C). The reason cost or pricing data were or were not required;
(D). The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective an in negotiating the final price;
(E). The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and  the effect of any such defective data on the total price negotiated;
(F). The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and
(G). A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

The Contractor shall obtain the Contracting Officer’s written consent (COA) prior to placing any consultant awards.

d.     Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

1.      Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.
2.      Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.
3.      Consultant Fees - Identify individuals and amounts.
4.      Subcontracts - Attach subcontractor invoice(s).
5.      Indirect Overhead
6.      Total Cost
7.      Fixed Fee
8.      Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

e.      Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

f.      Site Visits and Inspections

At the discretion of the USG and independent of activities conducted the Contractor, with 10 days notice to the contractor, the USG reserves the right to conduct site visits and inspections on an as needed basis, including collection of product samples and intermediates held by the contractor, or subcontractor. In case of subcontractor visits and inspections that are independent of activities conducted by the Contractor, the USG shall demonstrate cause for such visit and/or inspection. These visits shall be coordinated through the Prime Contractor. Under time-sensitive or critical situations, the USG reserves the right to suspend the 48 hour notice to the Contractor. The areas included under the site visit could include, but are not limited to: security, regulatory and quality systems, and cGMP/GLP/GCP compliance

g.      Indirect rate

A one rate system was agreed upon, with an indirect rate of 80% applied to a modified direct cost base that excludes subcontracts. No ceiling shall be applied to this rate. Annual incurred cost submissions must be sent to the Contracting Officer within 6 months following the fiscal year, and annual audits and development of the final rates will be determined by HHS auditors.

h.      Sharing of contract deliverables within United States Government (USG)

In an effort to build a robust medical countermeasure pipeline through increased collaboration, BARDA may share technical deliverables with USG entities responsible for Medical Countermeasure Development.  In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio’s Portfolio Advisory Committee (PAC) Charter, Technology Transfer Agreements (TTA) between BARDA and the Defense Threat Reduction Agency and the National Institute of Allergies and Infectious Diseases (NIAID), BARDA may share technical deliverables set forth in Article F.2 with colleagues within the Integrated Portfolio.  This advance understanding does not authorize BARDA to share financial information outside HHS.  The Contractor is advised to review the terms of FAR Clause 52.227-14 regarding the Government’s rights to deliverables submitted during performance as well as the Government’s rights to data contained within those deliverables.

SECTION C· DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated 11/17/2010 set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.

ARTICLE C.2. REPORTING REQUIREMENTS

Technical Reports
In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract.

A.      Monthly Progress Report
This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:
A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, fax number, and e-mail address; and the date of submission;
SECTION I-An introduction covering the purpose and scope of the contract effort;
SECTION II-PROGRESS
SECTION II Part A: OVERALL PROGRESS-A description of overall progress;
SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);
SECTION II Part C: TECHNICAL PROGRESS-For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;
SECTION II Part D; PROPOSED WORK-A summary of work proposed for the next reporting period and preprints/reprints of papers and abstracts.
A Monthly Progress Report will not be required in the same month that the Annual Technical
Progress Report is submitted.

B. Quarterly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full quarter of performance plus any fractional part of the initial quarter. Thereafter, the reporting period shall consist of each calendar quarter.

The Contractor shall submit a Quarterly Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:
A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;
SECTION I-An introduction covering the purpose and scope of the contract effort. The progress report shall include a Table of Contents and Executive summary in accordance with the DELIVERIES Article in SECTION F of this contract.
SECTION II-PROGRESS
SECTION II Part A: OVERALL PROGRESS-A description of overall progress;
SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, managing subcontractor performance and personnel changes);
SECTION II Part C: TECHNICAL PROGRESS-For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;
SECTION II Part D; PROPOSED WORK- A summary of work proposed for the next reporting period; and preprints/reprints of papers, abstracts and a current/updated Gantt chart.  A Quarterly Progress Report will not be required in the same month that the Annual Progress Report is submitted.
SECTION III Part A: Earned Value Management Reporting: Contractor will provide a quarterly Contract Performance Report (CPR) at an agreed upon reporting level using the BARDA provided WBS and a Variance Analysis Report.  EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management.  BARDA may request, on a quarterly or ad hoc basis that the Contractor provide raw data.  BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary

C.	Annual Progress Report
This report shall include a summation of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full year of performance plus any fractional part of the initial year. Thereafter, the reporting period shall consist of each calendar year.

The Contractor shall submit an Annual Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:
A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, fax number, and e-mail address; and the date of submission;

SECTION I-EXECUTIVE SUMMARY - A brief overview of the work completed and major accomplishments achieved during the reporting period.
SECTION II-PROGRESS
SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);
SECTION II Part C: TECHNICAL PROGRESS-For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;
SECTION II Part D; PROPOSED WORK- A summary of work proposed for the next reporting period; and preprints/reprints of papers, abstracts and a current Gantt chart. An Annual Progress Report will not be required for the period when the Final Technical Progress Report is due and a Monthly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

D.	Draft Final Technical Progress Report and Final Technical Progress Report
These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. The Draft Final Technical Progress Report shall be submitted one hundred twenty (120) calendar days before completion date of the contract and the Revised Final Technical Progress Report shall be submitted at sixty (60) calendar days before the completion date of the contract. The report shall conform to the following format:

(1)      Cover page to include the contract number, contract title, performance period covered, Contractor's name and address, telephone number, fax number, e-mail address and submission date;

(2)      SECTION I: EXECUTIVE SUMMARY-Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

(3)      SECTION II: RESULTS-A detailed description of the work performed, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

Draft Final Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the Contracting Officer's Technical Representative and Contracting Officer. This report is due 120 calendar days before the completion date of the contract. The Contracting Officer's Technical Representative and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments within 45 calendar days after receipt.

Final Technical Progress Report: The contractor shall incorporate all BARDA comments into the Final Technical Progress Report. The Contractor will deliver the final version of the Final Technical Progress Report on or before the completion date of the contract.

E.	Summary of Salient Results

The Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

F.	Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, or GCP guidelines, the Contractor shall provide copies of the audit report and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP, or GCP guidelines as identified in the final audit report.

G.	Clinical and Non-Clinical Trial Protocols

1.    Non-Clinical Terms of Award

These Non-Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve non-clinical research.

a.	Safety and Monitoring Issues

i.	PHS Policy on Humane Care and use of Laboratory Animals

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current IACUC documentation of continuing review and approval and the OLAW federalwide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval and federalwide number.

The Contractor must ensure that the application, as well as all protocols, is reviewed by their IACUC.

To help ensure the safety of animals used in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

•	All changes in IACUC policies and procedures, identified by version number, date, and all required signatories (if applicable).

•	Termination or temporary suspension of the study(ies) for regulatory issues

•	Termination or temporary suspension of the protocol.

•	Any change that is made in the specific IACUC approval for the indicated study(ies).

•	Any other problems or issues that could affect the scientific integrity of the study(ies), i.e. fraud, misrepresentation, misappropriation of funds, etc.

Contractor must notify BARDA of any of the above changes within five working days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii.	Non-Clinical Data and Safety Monitoring Requirements

BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics. In preparation for clinical trails of licensed or not yet licensed products, it is imperative that BARDA-sponsored studies of any type measure the risk and safety parameters that are elicited and proved a safety profile from the studies for future human risk assessment.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research are not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For example, the risk of drawing a small amount of blood from a healthy subject for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102(i)).

BARDA will work with the Contractor on decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

b.	BARDA Review Process Before Non-Clinical study Execution Begins

BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to ensure that mechanisms and procedures are in place to protect the safety and welfare of animals used in BARDA-funded non-clinical trials. Therefore, before study execution, the Contractor must provide the following (as applicable) for review and approval by BARDA.

•
IACUC approved (signed) non-clinical research protocol identified by version number, date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria. For non-pivotal mouse studies, the Contractor will provide an annual animal care and use protocol.

•	Documentation of IACUC approval, including OLAW federalwide number, IACUC registration number, and IACUC name.

•	Plans for the management of side effects, rules for interventions and euthanasia criteria.

•	Procedures for assessing and collecting safety data were appropriate.

•
If a study is contracted through Contract Research Organizations (CROs), work orders and service agreements the Contractor shall assure an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

•
Documentation that the Contractor and all required staff responsible for the conduct of the research have received training in the protection and handling of animals, or that the CRO has the required documentation.

BARDA staff comments will be forwarded to the Contractor within two weeks (10 business days) of receipt of the above information. The Contractor must address in writing all safety, regulatory, ethical, and conflict of interest concerns raised by BARDA staff to the satisfaction of BARDA before study execution. After receiving the corrected documentation, that satisfies BARDA staff the BARDA Contracting Officer will provide a written Contract Officer Authorization (COA) Letter to the Contractor. This COA provides authorization to the Contractor to execute the specific clinical study funded in part or in whole by BARDA.

In case of problems or issues, the BARDA program officer will contract the Contractor within two weeks (10 business days) by email or fax, followed within 30 calendar days by an official letter to the Contractor’s Project Leader with a copy to the financial signatory, listing issues and appropriate actions to be discussed.

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the BARDA and the Contractor.

c.	References
Public Health Service Policy on Humane Care and Use of Laboratory Animals
http://grants.nih.gov/grants/olaw/InvestigatorsNeed2Know.pdf

USDA Animal Welfare Act
http://awic.nal.usda.gov/nal_display/index.php?info_center=3&tax_subject=182&topic_id=1118&level3_id=6735&level4_id=0&level5_id=0&placement_default=0

2.    Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve clinical research.

Safety and Monitoring Issues

a. Institutional Review Board or Independent Ethics Committee Approval

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current IRB-or IEC-approved informed consent document, documentation of continuing review and approval and the OHRP federalwide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and federalwide number.

The Contractor must ensure that the application as well as all protocols is reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the statues of ongoing protocols, including the following:

•	All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

•	All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.

•	Termination or temporary suspension of patient accrual.

•	Termination or temporary suspension of the protocol.

•	Any change in IRB approval.

•	Any other problems or issues that could affect the participants in the studies.

The Contractor must notify ASPR through the Project Officer (PO) or Contracting Officer (CO) of any of the above changes within five working days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses form the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any.  See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

b. Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research and not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For examples, the risk of drawing a small amount of blood form a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102I).

Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts. Discussions with the responsible BARDA Project Officer regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following.

•
Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

•	Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study.

•
Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by BARDA before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with BARDA.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the BARDA within 30 days of reviews or meetings.

H.	BARDA Protocol Review Process Before Patient Enrollment Begins

The contractor will provide BARDA with a draft copy of the initial clinical protocol for review. BARDA staff comments will be forwarded to the Contractor within three weeks (15 business days) of receipt of the above information. The Contractor will also provide any amendments or subsequent versions of protocols to BARDA. BARDA staff comments will be provided within two week (10 business days) of receipt for subsequent versions. The Contractor must address in writing all safety, regulatory, ethical, and conflict of interest concerns raised by the Contracting Officer’s Technical Representative (COTR) to the satisfaction of BARDA before patient accrual or participant enrollment can begin. After receiving the corrected documentation that satisfies BARDA staff, the AMCG Contracting Officer will provide a written Contract Officer Authorization (COA) Letter to the Contractor. This COA provides authorization to the Contractor to execute the specific clinical study funded in part or in whole by BARDA.

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trial. Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place prior to patient accrual or enrollment at each participating institution.

•   IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

•   Documentation of IRB or IEC approval, including OHRP federalwide number, IRB or IEC registration number, and IRB and IEC name.

•   IRB or IEC approved informed consent document, identified by version number, date, or both and dates it is valid.

•   Plans for the management of side effects.

•   Procedures for assessing and reporting adverse events.

•   Plans for data and safety monitoring (see B above) and monitoring of the clinical study site, pharmacy, and laboratory.

•   Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

I.      Investigational New drug or Investigational Devise Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed)  in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IND or IDE, the Contractor must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments form GDA, and the written responses to those comments.

The Contractor must wait 30 days from FDA receipt of an initial IND or IDE application before initiating a clinical trial.

The Contractor must notify BARDA if the FDA places the study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted.

The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

J.     Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible BARDA Project Officer or the Contracting Officer’s technical representative (COTR) as follows:

•   Expedited safety report of unexpected or life-threatening experience or death – A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven days after the IND sponsor’s receipt of the information, must be submitted to the BARDA program officer or the contracting officer’s technical representative within 24 house of FDA notification.

•   Expedited safety reports of serious and unexpected adverse experiences – A copy of any report of unexpected an serious adverse experience associated with use of an IND drug or any finding form tests in laboratory animals that suggests a significant risk for human subjects, with must be reported in writing to FDA as soon as possible but no later than 15 day after the IND sponsor’s  receipt of the information, must be submitted to the BARDA Project Officer or the Contracting Officer’s Technical Representative within 24 hours of FDA notification.

•   IDE reports of unanticipated adverse device effect – A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the BARDA Project Officer or the Contracting Officer’s Technical Representative within 24 hours of FDA notification.

•   Expedited safety reports – should be sent to the BARDA Project Officer or the Contracting Officer’s Technical Representative concurrently with the report to FDA.

•   Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to the BARDA annually.

In case of problems or issues, the BARDA Project Officer or the Contracting Officer’s Technical Representative will contract the Contractor within 10 working days by email or fax, followed within 30 calendar days by an official letter to the Contractor’s Project Leader, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed.

•   Safety reporting for research not performed under an IND or IDE

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made jointly by the BARDA Project Officer or the Contracting Officer’s Technical Representative and the Contractor.

K.	OTHER REPORTS/DELIVERABLES

a.  Copies of FDA Correspondence and Meeting Summaries
i.      For any formal meeting with the FDA, the contractor shall forward initial draft minutes and subsequently final meeting minutes appropriately formatted within thirty (30) calendar days of the FDA meeting to the BARDA Contracting Officer’s Technical Representative.
ii.     The contractor shall forward the final draft minutes of any informal meeting with the FDA to BARDA.
iii.    The contractor shall forward the dates and times of any meeting with the FDA to BARDA at least 30 days prior to the meeting and make arrangements for appropriate BARDA staff to attend FDA meetings.
iv.    The contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA. The contractor shall provide BARDA with five (5) business days in which to review and provide comments back to the contractor.

b.  Technology Transfer
Technology packages developed under the contract that include complete protocols and critical reagents developed and/or improved with contract funding must be submitted at the request of the BARDA Contracting Officer’s Technical Representative. See FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

c. Institutional Biosafety Approval
The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments at the request of the BARDA Contracting Officer’s Technical Representative.

d. Study/Experiment/Test Plans
The Contractor shall submit all study/experiment/test plans, designs, and protocols upon request by the COTR.

e. Data
The Contractor shall provide data or specific analysis of data generated with contract funding at the request of the BARDA Contracting Officer’s Technical Representative. See FAR clause 52.227-14 (Rights in Data-General).

f. Meeting Minutes
The Contractor shall provide an electronic copy of conference call meeting minutes/summaries to the BARDA Contracting Officer’s Technical Representative and Contracting Officer within seven (7) calendar days after the conference call is held.

ARTICLE C.3. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 2207,  MSC 7987, Bethesda, Maryland 20892-7987 (Telephone:301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer.  The final invention statement (see FAR 27.303 (b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract. See also FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

Please provide an additional electronic copy of all reports and documents to the Contracting Officer and Contract Specialist. Reports and documentation submitted to the Contracting Officer and Contract Specialist shall be sent to the following address.

Contracting Officer – […***…]
Contract Specialist- […***…]
Office of Acquisition Management, Contracts, and Grants (AMCG)
330 Independence Avenue, S.W.
Room G640
Washington, D.C. 20201

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, “Interagency Edison,” An electronic invention reporting system has been developed. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

*Confidential Treatment Requested

ARTICLE C.4. TWICE MONTHLY CONFERENCE CALLS
A conference call between the Contracting Officer’s Technical Representative and designees and the Contractor’s Project Leader and designees shall occur bi-monthly or as directed by the Contracting Officer’s Technical Representative. During this call the Contractor’s Project Leader and designees will discuss the activities during the reporting period, any problems that have arisen and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month. The Contractor’s Project Leader may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Technical Representative.

ARTICLE C.5. PROJECT MEETINGS
The contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Technical Representative. These meetings may include face-to-face meetings with AMCG/BARDA in Washington, D.C. and at work sites of the Contractor. Such meetings may include, but are not limited to, meetings of the Contractor to discuss study designs, site visits to the Contractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. Subject to the data rights provisions in this contract, the Contractor must provide data, reports, and presentations to groups of outside experts and USG personnel as required by the Contracting Officer’s technical Representative in order to facilitate review of contract activities

SECTION D – PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications.  At a minimum, all deliverables shall be marked with the contract number and Contractor name.  The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E – INSPECTION AND ACCEPTANCE

1.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

2.	For the purpose of this SECTON, the designated Contracting Officer’s Technical Representative is the authorized representative of the Contracting Officer.

3.	Inspection and acceptance will be performed at:

Biomedical Advanced Research and Development Authority/Office of Acquisition Management, Contracts, and Grants (AMCG)
Office of the Assistant Secretary for Preparedness and Response
U.S. Department of Health and Human Services
330 Independence Avenue, S.W., Room G640
Washington, D.C. 20201

4.	The contract incorporates the following clause by reference with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form)(Apr 1984)

SECTION F – DELIVERIES OR PERFORMANCE

ARTICLE F.1. ESTIMATED PERIOD OF PERFORMANCE

a.        Under CLIN 0001, the estimated period of performance for the base work segment of this contract shall be from 2/11/2011-2/10/2012. As discussed under Article B.1 above this estimated period of performance is subject to adjustment. The period of performance for each of the Option work segments under CLINS 0002 through 0016 are also subject to adjustment, at the government’s discretion, in order to complete the tasks required under each work segment.
b.       . If the Government exercises its options pursuant to the OPTION CLAUSE Article in Section G of the contract the period of performance will be increased as follows:

ARTICLES F.2. DELIVERIES

CLIN	Estimated Option Period	Supplies/Services
0002	12/12/11 – 2/10/16	Stability Studies
0003	2/11/12 – 7/27/13	Animal Efficacy & Initial GMP Production
0004	2/11/12 – 7/27/13	Safety and CMC
0005	2/11/12 – 2/10/14	NHP Radiation Dose Evaluation – PBI BM5
0006	2/16/12 – 10/2/12	Murine Extended Natural History
0007	2/29/12 – 7/9/13	Mutagenicity/Teratogenicity
0008	12/1/12 – 6/30/14	NHP AEOL 10150 Delayed Treatment Study
0009	2/11/13 – 3/31/14	NHP Extended Natural History - WTLI
0010	6/13/13 – 1/27/16	Fourth Registrational Batch
0011	7/28/13 – 7/27/15	NHP Pivotal Efficacy Study – WTLI
0012	11/11/13 – 7/27/15	Manufacturing Scale Up
0013	7/28/13 – 7/27/15	Pivotal Safety Study
0014	7/28/13 – 7/27/15	NHP Pivotal Efficacy Study PBI BM5
0015	7/28/13 – 7/27/15	Long Term Pivotal Safety Study
0016	6/10/15 – 2/10/16	NDA Preparation and Filing

Successful performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule and proposal milestones:

a. The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.O.B destination as set forth in the FAR 52.247-35, F.O.B. DESTINATION, WITIN CONSIGNEES PREMISES (April 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

Item	Description	Quantity	Addresses	Deliver Schedule
Technical Progress Reports
1)	Monthly Progress Report	2 electronic	CS: (1) electronic copy COTR: One (1) electronic	The 15th calendar day of each month following the first full month of the contract award. The Monthly Progress Report will not be required on months when an Annual or Quarterly Progress Report is due.
2)	Annual Progress Report	2 electronic	Same as CS and COTR above
45 calendar days prior to the end of each base or option period. In person presentation of annual progress may be required at the BARDA location. The Monthly Progress Report will not be required on months when an Annual Progress Report is due.

3)	Draft Final Technical Progress Report	2 electronic	Same as CS and COTR above	120 Calendar days before the completion date of the contract
4)	Final Technical Progress Report	2 electronic	Same as CS and COTR above	On or before the expiration date of the contract
5)	Summary of salient Results	2 electronic	Same as CS and COTR above	On or before the expiration date of the contract
Other Technical Reports

6)	Audit Reports	2 electronic	Same as CS and COTR above	Within 30 Calendar days of the audit

Other Reports

7)	FDA Correspondence And Meeting Summaries	1 electronic	Same as COTR	Within 30 calendar days of receiving correspondence or meeting with the FDA
8)	Invention Report Annual Utilization Report	2 electronic	1 electronic to OPERA. CS: 1 electronic	Due on or before the 30th of the month following each anniversary date of the contract.
9)	Final Invention Report	2 electronic	1 electronic to OPERA. CS: 1 electronic	Due on or before the completion date of the contract.

10)	Final Inventory	2 electronic	Same as CS and COTR above	On or before the expiration of the contract.
11)	Baseline Evaluation of Current PM, DM, and QA Processes	2 electronic	Same as CS and COTR above	Documentation package to be provided 90 calendar days following contract award; IBR meeting date TBD
12)	EVMS Plan	2 electronic	Same as CS and COTR above	Within 90 days of contract award
13)	EVMS Monthly Reports	2 electronic	Same as CS and COTR above	On the 15th business day of each month beginning April 2012* *(If Option Exercised by BARDA)
14)	Integrated Master Schedule	2 electronic	Same as CS and COTR above	IMS with performance data monthly, 10 business days after reporting end
15)	Risk Register	2 electronic	Same as CS and COTR above	90 calendar days following contract award and quarterly or as needed thereafter
16)	Quarterly Risk Management Plan	2 electronic	Same as CS and COTR above	By the 15th day following the end of each quarterly period
17)	Bi-Weekly agendas and minutes	2 electronic	Same as CS and COTR above	Agendas shall be provided 3 business days in advance; minutes within 5 business days
18)	Integrated Product Development Plan	2 electronic	Same as CS and COTR above	Within 30 days of contract start date

For WBS Milestones/Deliverables and Technical Deliverables SEE ATTACHMENT 6

b. The above items shall be delivered via one electronic copy to the Contracting Officer, Contract Specialist, and COTR.

Additional Addresses Listed for Reference, if needed:
AMCG/BARDA Security Specialist	Office of the Assistant Secretary for
Preparedness and Response
Office of Public Health Emergency Medical
Countermeasures
409 3rd Street, S.W. Suite 320
Washington, DC 20201
[…***…]

Address for the Extramural Inventions and Technology Resources Branch (EITRB), Office of Biodefense Research Affairs:
OPERA
NIH
6705 Rockledge Drive
Room 1040-A
MSC 7980
Bethesda, Maryland 20892-7980

*Confidential Treatment Requested

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

The contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

 52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

The following Contracting Officer's Technical Representative (COTR) will represent the Government for the purpose of this contract:

[…***…]
Contracting Officer Technical Representative
Biomedical Advanced Research and Development Authority (BARDA)
Office of the Assistant Secretary for Preparedness and Response
Department of Health and Human Services

Mailing Address:
330 Independence Avenue, SW, Room G644
Washington, D.C. 20201
202-205-5998 (Office)
[…***…]

Alternate COTR:
[…***…]
Chemical, Radiological, and Nuclear Medical Countermeasures
Biomedical Advanced Research and Development Authority (BARDA)
Office of the Assistant Secretary for Preparedness and Response
Department of Health and Human Services

Mailing Address:
330 Independence Avenue, SW, Room G644
Washington, D.C. 20201
202-260-0400 (Office)
[…***…]

The COTR is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the Contracting Officer with interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.
The Government may unilaterally change its COTR designation.

*Confidential Treatment Requested

ARTICLE G.2. CONTRACTING OFFICER

a.
The Contracting Officer (CO) is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract.

b.
The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

c.
No information, other than that which may be contained in an authorized modification to this contract duly issued by the Contracting Officer, shall be considered grounds for deviation from this contract.

d.	The Government may unilaterally change its CO designation.

ARTICLE G.3. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.
(End of Clause)

The following individuals are considered to be essential to the work being performed hereunder:

Name	Title
[…***…]	[…***…]
[…***…]	[…***…]

ARTICLE G.4. INVOICE SUBMISSION

The Contractor shall submit one electronic copy of the contract invoices to the TBD designated Government eRoom.

The billing address that should be shown on the invoice shall be the following:

DHHS/OS/ASPR/AMCG
Attn: Contracting Officer
330 Independence Ave., S.W.
Room G640
Washington, D.C. 20201

The Contractor shall submit an email notification to the Contracting Officer, Contract Specialist, and Invoice Clerk. The Contractor shall submit one paper copy Contract Specialist.

Contracting Officer, […***…]
Contract Specialist, […***…]
Invoice Clerk, TBD, TBD

*Confidential Treatment Requested

ARTICLE G.5. CONTRACT FINANCIAL REPORT

i.
Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

ii.	Unless otherwise stated in that part of the instructions for completing this form, entitled " PREPARATION INSTRUCTIONS ," all columns A through J, shall be completed for each report submitted.
iii.
The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

iv.
The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

v.
The listing of expenditure categories to be reported is incorporated within the Attachment entitled, "Financial Report of Individual Project/Contract," located in SECTION J and made a part of this contract.

vi.	The Government may unilaterally revise the “Financial Report of Individual Project/Contract” to reflect the allotment of additional funds.

ARTICLE G.6. INDIRECT COST RATES

a.
In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates for this contract is identified as follows:

[…***…]
330 Independence Ave., S.W.
Room G640
Washington, D.C. 20201

b.	These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.7. GOVERNMENT PROPERTY

a.
In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, "Contracting Guide for Contract of Government Property," which is incorporated into this contract as an attachment.

Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

*Confidential Treatment Requested

b.
Notwithstanding the provisions outlined in the HHS Publication, "Contracting Guide for Contract of Government Property," which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. The location of this form is included as an attachment in SECTION J of this contract.

c.	Title will vest in the Government for equipment purchased as a direct cost.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted annually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

b.	Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

c.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address: http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

ARTICLE G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4 (January 2006)

a.      The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor's current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Office of Public Health and Science (OPHS). The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b.      The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall be deemed to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c.      If at any time during the performance of this contract, the Contracting Officer determines, in consultation with the OHRP, OPHS, ASH, that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, in consultation with OHRP, OPHS, ASH, terminate this contract in a whole or in part, and the Contractor's name may be removed form the list of those contractors with approved Health and Human Services Human Subject Assurances.

(End of clause)

ARTICLE H.2. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263(formerly Optional Form 310).

An Investigational Research Board Number will be provided once the clinical study site(s) is chosen. The Contractor guarantees that the participating IRB will comply with OHRP regulations.

ARTICLE H.3. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts ("Guide") Notice. The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.4. NEEDLE EXCHANGE

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.5. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b) (October 2009)

a.      Before undertaking performance of any contract involving animal related activities, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

b.      The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR 2.1 through 2.11, or from a source that is exempt from licensing under those sections.

c.      The Contractor agrees that the care and use of any live vertebrate animals used or intended for use in the performance of this contract will conform with the PHS Policy on Humane Care of Use of Laboratory Animals, the current Animal Welfare Assurance, the Guide for the Care and Use of Laboratory Animals prepared by the Institute of Laboratory Animal Resources and the pertinent laws and regulations of the United States Department of Agriculture ( see 7 U.S.C. 2131 et seq . and 9 CFR Subchapter A, Parts 1 - 4). In case of conflict between standards, the more stringent standard shall be used.

d.      If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those contractors with approved PHS Animal Welfare Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737.

Office of Laboratory Animal Welfare Number A3195-01 Duke Univ.  A3200-1 U of MD

(End of Clause)

ARTICLE H.6. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at: http://grants1.nih.gov/grants/olaw/references/phspol.htm .

ARTICLE H.7. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, "Protection of NIH Personnel Who Work with Nonhuman Primates," located at the following URL:  http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.8.   IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS).  DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract.  The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.9.   INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm.  An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request.  Those that meet the high standards are given the Accredited status.  As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC.   While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable.  AAALAC uses the Guide as their primary evaluation tool.  They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching.  It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.10. APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW).  Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction:  Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28.  Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.11. EXPORT CONTROL NOTIFICATION

Offerors are responsible for ensuring compliance with all export control laws and regulations that maybe applicable to the export of and foreign access to their proposed technologies.  Offerors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

ARTICLE H.12.  REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in AMCG funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.13. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.14. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor's knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information.  Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days.  The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions, which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken.  Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.15.  PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service's funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 31, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.  For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.270-10 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

(End of Clause)

ARTICLE H.16. REVIEW OF PRESS RELEASES

The contractor agrees to accurately and factually represent the work conducted under the contract in all press releases. Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct.   Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the project officer has received an advance copy of any press release related to the contract not less than four (4) working days prior to the issuance of the press release.

ARTICLE H.17. EXERCISE OF OPTIONS

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Article I.1, the contract will consist only of CLIN 0001 of the Statement of Work, Deliverables and Requirements as defined in Sections C, F and J of the contract.  Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract) set forth in Section I of this contract, under Article I.1., the Government may, by unilateral contract modification, require the Contractor to perform any of the additional CLINs listed in Section B, Article B.3., and as also defined in Sections C, F and J of this contract as well as the deliverables specified on Attachment 6.  If the Government exercises an option, notice must be given within 60 days after the government has completed its analysis of the deliverables associated with the applicable GO/NO GO criteria specified under Attachment 6; provided that the Government gives the Contractor a preliminary written notice of its intent to extend performance at least 30 days prior to the expiration date of the Period of Performance (PoP) applicable to the base work segment or the PoP applicable to any option segment.  The amount of the contract may then be increased as set forth in Section B, Article B.3 provided that funds are available at the time BARDA, at its sole discretion chooses to exercise the option work segment.

ARTICLE H.18. PUBLICATION AND PUBLICITY

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer Technical Representative.
In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:
"This project has been funded in whole or in part with Federal funds from the Biomedical Advanced Research and Development Authority, Office of the Assistant Secretary for Preparedness and Response, Office of the Secretary, Department of Health and Human Services, under Contract No.                           "

ARTICLE H.19. PRESS RELEASES

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.20. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest.  For the purposes of this part relating to financial interests, "Investigator" includes the Investigator's spouse and dependent children.  45 CFR Part 94 is available at the following Web site:

http://ecfr.gpoaccess.gov/cgi/t/text/text-idx?c=ecfr;sid=9f130b6d2d48bb73803ca91ce943be3a;rgn=div5;view=text;node=45%3A1.0.1.1.53;idno=45;cc=ecfr

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a.   Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator's reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b.   Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c.   Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d.   Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e.   Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor's procedures and actions regarding conflicts of interests in BARDA-funded research including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1.  General Clauses for a Cost-Reimbursement Research and Development Contract

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

.FAR. .CLAUSE NO..	.DATE.	.TITLE.
52.202-1	Jul 2004	Definitions (Over $100,000)
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Oct 2010	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.203-13	Apr 2010	Contractor Code of Business Ethics and Conduct
52.203-14	Dec 2007	Display of Hotline Poster(s
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration
52.204-10	Jul 2010	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.209-6	Sep 2006	Protecting the Government's Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Oct 2010
Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over $100,000 funded exclusively with non-Recovery Act funds.]

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 2010	Price Reduction for Defective Cost or Pricing Data (Over $700,000)
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)
52.215-14	Oct 2010	Integrity of Unit Prices (Over $150,000)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 2010	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition threshold)

.FAR. .CLAUSE NO..	.DATE.	.TITLE.
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.219-8	May 2004	Utilization of Small Business Concerns (Over the Simplified Acquisition threshold))
52.219-9	Oct 2010	Small Business Subcontracting Plan (Over $650,000, $1.5M for Construction)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $650,000, $1.5M for Construction)
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2010	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-36	Oct 2010	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2010	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Jan 2009	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.223-18	Sep 2010	Contractor Policy to Ban Text Messaging While Driving
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007
Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Dec 2007	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2010	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $700,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over Simplified Acquisition Threshold))
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Oct 2010	Subcontracts, Alternate I (June 2007) (Over Simplified Acquisition Threshold)
52.244-5	Dec 1996	Competition in Subcontracting ) (Over Simplified Acquisition Threshold)
52.244-6	Oct 2010	Subcontracts for Commercial Items

.FAR. .CLAUSE NO..	.DATE.	.TITLE.
52.245-1	Aug 2010	Government Property
52.245-9	Aug 2010	Use and Charges
52.246-23	Feb 1997	Limitation of Liability ) (Over Simplified Acquisition Threshold)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.251-1	Aug 2010	Government Supply Sources
52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

.HHSAR. .CLAUSE NO..U	.DATE.	.TITLE.
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.203-70	Jan 2006	Anti-Lobbying (Over Simplified Acquisition Threshold)
352.216-70	Jan 2006	Additional Cost Principles
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment opportunity Investigations
352.224-70	Jan 2006	Privacy Act
352.227-70	Jan 2006	Publications and Publicity
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.233-71	Jan 2006	Litigation and Claims
352.242-70	Jan 2006	Key Personnel
352.242-73	Jan 2006	Withholding of Contract Payments
352.242-74	Apr 1984	Final Decisions on Audit Findings

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT-Rev. 03/2009].

ARTICLE I.2.  AUTHORIZED SUBSTITUTION OF CLAUSES
(Reserved)

ARTICLE I.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2.	FAR Clause 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (April 2008) (November 19 2009 Deviation)

3.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.223-70, Safety and Health (January 2006)
2.	HHSAR Clause 352.224-70, Privacy Act (January 2006).
3.	HHSAR Clause 352.201-70, Paperwork Reduction Act (January 2006).

4.	HHSAR Clause 352.270-4, Protection of Human Subjects (January 2006).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.
FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

FAR Clause 52.217-9  Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 60 days after the government has completed its analysis of the deliverables associated with the applicable GO/NO GO criteria (See Attachment 6) and at least 30 days prior to the expiration date of the Period of Performance (PoP) applicable to the base work segment or the PoP applicable to any option segment; provided that the Government gives the Contractor a preliminary written notice of its intent to extend performance at least 30 days prior to the expiration date of the Period of Performance (PoP) applicable to the base work segment or the PoP applicable to any option segment.  The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years

FAR Clause 52.219-28, Post-Award Small Business Program Representation (April 2009).

(a) Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

 Small business concern means a concern, including its affiliates that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.  Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged.  In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b)  If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1)
Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2)
Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3)	For long-term contracts—

(i).	Within 60 to 120 days prior to the end of the fifth year of the contract; and
(ii).	Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall represent its size status in accordance with the size standard in effect at the time of this representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/contractingopportunities/officials/size/index.html .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f)  If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g)  If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

The Contractor represents that it ☒ is, ☐ is not a small business concern under NAICS Code assigned to contract number.

[Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.      Statement of Work/WBS

Statement of Work, dated 12/09/2010 (33 pages)

2.      Risk Management Plan/Matrix

Risk Management Plan dated 11/23/2010 (9 pages)/Matrix dated 11/23/2010(12 pages)

3.      Invoice/Financing Request Instructions for AMCG Cost-Reimbursement Type Contracts

Invoice/Financing Request Instructions for AMCG Cost-Reimbursement Type Contracts (5 pages)

4.      Instructions for Completing Financial Report of Individual Project/Contract

Instructions for Completing Financial Report of Individual Project/Contract (5 pages)

5.      Earned Value Management (EVM) Requirements

Instructions for Earned Value Management (EVM) Requirements (9 pages)

6.      Summary of Aeolus Tasks by Period

WBS Milestones and Deliverables and Technical Deliverables Chart with GO/NO-GO Criteria (5 pages)

PART IV – REPRESENTATIONS AND INSTRUCTIONS

SECTION K – REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website

Advanced Development of a AEOL10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE

Statement of Work

Preface

Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to Broad Agency Announcement (BAA) BARDA 09-34 in addition to Amendment 4 Special Instructions. The Government reserves the right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as need may arise. Because of the nature of this (R&D) contract and complexities inherent in this and prior programs, at designated milestones the government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. In any event, the Government reserves the right to change product, process, schedule, or event to add or delete part or all of these elements as the need arises.

Overall Scope & Objectives of the Effort

As proposed herein Aeolus Pharmaceuticals intends to complete the necessary steps required to obtain FDA product approval for AEOL 10150, a broad-spectrum catalytic antioxidant, for treatment of the ARS/DEARE pulmonary sub-syndrome. These steps include a key study with acceptable efficacy parameters for AEOL 10150 treatment in two animal models (mouse and NHP) relevant to the human radiation response and its treatment, demonstration of the safety of AEOL 10150 in humans, determination of relevant dosing and administration of AEOL 10150 in humans, and identification of the mechanism of radiation-induced damage to the lung and its amelioration by AEOL 10150.

Development Approach

The ability of a drug to ameliorate radiation lethality cannot be tested in humans. The “Animal Rule” provides a means to evaluating the safety and potential efficacy of such a drug in humans. The “Animal Rule” contains four pillars:

1.	There is a reasonably well understood pathophysiological mechanism for the toxicity of the chemical, biological, radiological or nuclear substance and its amelioration or prevention by the product.

2.
The effect is demonstrated in more than one animal species expected to react with a response predictive for humans, unless the effect is demonstrated in a single species that represents a sufficiently well-characterized animal model (meaning the model has been adequately evaluated for its responsiveness) for predicting the response in humans.

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Advanced Development of a AEOL10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE

3.	The animal study endpoint is clearly related to the desired benefit in humans, which is generally the enhancement of survival or prevention of major morbidity.

4.
The data or information on the pharmacokinetics and pharmacodynamics of the product or other relevant data or information in animals and humans is sufficiently well understood to allow selection of an effective dose in humans, and it is therefore reasonable to expect the effectiveness of the product in animals to be a reliable indicator of its effectiveness in humans.

[…***…]

*Confidential Treatment Requested

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[…***…]

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Risk Management Plan

Table of Contents
1 Introduction	1
1.1 Purpose	2
2 Risk Management Strategy	2
2.1 Risk Identification	2
2.2 Risk Responsibilities	4
2.3 Risk Assessment	4
2.4 Risk Response	6
2.5 Risk Mitigation	7
2.6 Risk Contingency Planning	7
2.7 Tracking and Reporting	8
2.8 Processes to Address Immediate Unforeseen Risks	8

Advanced Development of a AEOL10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE

1 Risk Management Strategy - Introduction
Aeolus will incorporate quality assurance and risk evaluation into all aspects of the work performed under this contract. The project management approach described in this section establishes an integrated Risk management Process that provides oversight by a team of experienced professionals who are capable of anticipating risks associated with project execution, regulatory affairs, and technology issues.  Via the management approach described, the team will evaluate risk and quality assurance methodologies on an ongoing basis to anticipate risk prior to escalation to an issue and implementing risk mitigation strategies to address risks preemptively. The overall goal of Aeolus's risk and quality management strategy is to eliminate to the extent possible all risk associated with the project and assure quality throughout the projects execution as required by the applicable guidelines and regulations (e.g., GCP, GMP, GLP).

Risk management is an ongoing process that continues through the life of a project. It includes processes for risk management planning, identification, analysis, monitoring and control. Many of these processes are updated throughout the project lifecycle as new risks can be identified at any time. It’s the objective of risk management to decrease the probability and impact of events adverse to the project. On the other hand, any event that could have a positive impact should be exploited.

The identification of risk starts before the project is initiated, and the number of risks increase as the project matures through the lifecycle. When a risk is identified, it’s first assessed to ascertain the probability of occurring, the degree of impact to the schedule, scope, cost, and quality, and then prioritized. Some risk events may impact only one item or task in a project, while others may impact the project in multiple impact categories. The probability of occurrence, number of categories impacted and the degree to which they impact the project will be the basis for assigning the risk priority. All identifiable risks will be entered into a risk register, and documented as a risk statement.

As part of documenting a risk, two other important items need to be addressed.  The first is mitigation steps that can be taken to lessen the probability of the event occurring. The second is a contingency plan, or a series of activities that should take place either prior to, or when the event occurs. Mitigation actions frequently have a cost. Sometimes the cost of mitigating the risk can exceed the cost of assuming the risk and incurring the consequences. It is important to evaluate the probability and impact of each risk against the mitigation strategy cost before deciding to implement a contingency plan. Contingency plans implemented prior to the risk occurring are pre-emptive actions intended to reduce the impact or remove the risk in its entirety. Contingency plans implemented after a risk occurs can usually only lessen the impact.

Identifying and documenting events that pose a risk to the outcome of a project is just the first step. It is equally important to have a risk management team monitor all risks on a scheduled basis and report on them in the project status report.

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Advanced Development of a AEOL10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE

1.1 Purpose
This plan documents the processes, tools and procedures that will be used to manage and control those events that could have a negative impact on the Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE. It’s the controlling document for managing and controlling all project risks. This plan will address:
• Risk Identification
• Risk Assessment
• Risk Mitigation
• Risk Contingency Planning
• Risk Tracking and Reporting

Appendix A will present the risk impact assessment matrix and appendix B will present a sample of the risk register.

2 Risk Management Strategy
2.1 Risk Identification
A risk is any event that could prevent the project from progressing as planned, or from successful completion. Risks can be identified from a number of different sources. Some may be quite obvious and will be identified prior to project kickoff.  Others will be identified during the project lifecycle, and a risk can be identified by anyone associated with the project. Some risk will be inherent to the project itself, while others will be the result of external influences that are completely outside the control of the project team.

The Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE Project Manager, […***…], has overall responsibility for managing project risk.  Project team members may be assigned specific areas of responsibility for reporting to the project manager.

Throughout all phases of the project, a specific topic of discussion will be risk identification. The intent is to instruct the project team in the need for risk awareness, identification, documentation and communication.

Risk awareness requires that every project team member be aware of what constitutes a risk to the project, and being sensitive to specific events or factors that could potentially impact the project in a positive or negative way.

Risk identification consists of determining which risks are likely to affect the project and documenting the characteristics of each.

Risk communication involves bringing risk factors or events to the attention of the project manager and project team.

*Confidential Treatment Requested

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The Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE project manager will identify and document known risk factors during creation of the Risk Register.

It is the Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE project manager’s responsibility to assist the project team and other stakeholders with risk identification, and to document the known and potential risks in the Risk Register. Updates to the risk register will occur as risk factors change. Risk management will be a topic of discussion during the regularly scheduled project meetings.

The Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE project team will discuss any new risk factors or events, and these will be reviewed with the project manager.  The project manager will determine if any of the newly identified risk factors or events warrants further evaluation. Those that do will undergo risk quantification and risk response development, as appropriate, and the action item will be closed.

At any time during the project, any risk factors or events should be brought to the attention of the Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE project manager using Email or some other form of written communication to document the item. The project manager is responsible for logging the risk to the Risk Register. Notification of a new risk should include the following Risk Register elements:

• Description of the risk factor or event (e.g. conflicting project or operational initiatives that place demands on project resources, unexpected study outcomes, delays, etc.)
• Probability that the event will occur (e.g. a 50% chance that the vendor will not have an animal colony that meets the criteria available)
• Schedule Impact - the number of hours, days, week, or months that a risk factor could impact the schedule (e.g. the animals require an additional 3 months to meet age requirements).
• Scope Impact - the impact the risk will have on the envisioned accomplishments of the project. Delayed animal delivery may result in a reduction in the number of studies that can be completed within the contract period of performance.
• Quality Impact - a risk event may result in a reduction in the quality of work or products that are developed. (e.g. lack of funding caused by cost overruns may result in the reduction of the study size and impact statistical empowerment)
• Cost Impact - the impact the risk event, if it occurs is likely to have on the project budget.

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2.2 Risk Responsibilities
The responsibility for managing risk is shared amongst all the stakeholders of the project. However, decision authority for selecting whether to proceed with mitigation strategies and implement contingency actions, especially those that have an associated cost or resource requirement rest with the Project Manager who is responsible for informing the funding agency to determine the requirement for a contract modification. The following tables details specific responsibilities for the different aspects of risk management.
Risk Identification: All project stakeholders
Risk Registry: Project Manager
Risk Assessment: All project stakeholders
Risk Response Options Identification: All project stakeholders
Risk Response Approval: PM with concurrence from CO/PO/COTR
Risk Contingency Planning: Project Manager
Risk Response Management: Project Manager
Risk Reporting: Project Manager

2.3 Risk Assessment
Risk assessment is the act of determining the probability that a risk will occur and the impact that event would have, should it occur. This is basically a “cause and effect” analysis. The “cause” is the event that might occur, while the “effect” is the potential impact to a project, should the event occur.

Assessment of a risk involves two factors. First is the probability which is the measure of certainty that an event, or risk, will occur. This can be measured in a number of ways, but for the Advanced Development of AEOL 10150 as a Medical Countermeasure for Pulmonary Injury Associated with ARS and DEARE project will be assigned a probability as defined in the table below.

Probability of Occurrences
Definition	Meaning	Value
Nearly Certain	• Certain to occur • Will be continuously experienced unless action is taken to change events	5
Highly Likely	• Highly likely to occur • Issues identified with minimal audit activity • Process performance failures evident to trained auditors or regulators	4
Likely	• Occurs sporadically • Potential issues discovered during focused review.	3
Unlikely	• Unlikely to occur • Minimal issue identification during focused review	2
Improbable	• Highly unlikely to occur	1

The second factor is estimate of the impact on the project. This can be a somewhat subjective assessment, but should be quantified whenever possible. The estimated cost, the duration of the potential delay, the changes in scope and the reduction in quality are in most cases factors that can be estimated and documented in the risk statement and then measured using the standard project management tools (i.e. project plan, budget, statements of work). Rather than detailed impact estimates the Risk Register contains five ratings for impact;

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Catastrophic (A)
Regulatory/Compliance violations/issues
Inability to validate data
Withdrawal of product manufacturer
Tainted product
Materials breech
Production delays
Technical miscommunications
Security/confidentiality breeches

Critical (B)
A non-compliance finding resulting in process, or operational degradation
A security finding requiring immediate corrective action prior to continued operation
Reoccurring violation of any safety regulation resulting in serious injury
Production errors containing regulatory violations that pose direct consequence to the operation

Moderate (C)
Security finding requiring a Corrective Action Plan
Production element errors that may pose indirect consequences to the operation

Minor (D)
No regulatory action anticipated
No compliance impact anticipated
No evident security threat affected
Minor errors in completed Company policy & procedures
Production errors containing quality system and / or opportunities for improvement

Negligible (E)
No regulatory/compliance violation
No security/confidentiality element affected
On time production
Validated experiments
“Clean” product
Properly executed communications

For each of the impact categories the impact assessment should include consideration of the following areas of impact also:

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• Cost – This impact is usually estimated as a dollar amount that has a direct impact to the project. However, cost is sometimes estimated and reported as simply additional resources, equipment, etc. This is true whenever these additional resources will not result in a direct financial impact to the project due to the fact the resources are loaned or volunteer, the equipment is currently idle and there is no cost of use, or there are other types of donations that won’t impact the project budget. Regardless of whether there is a direct cost, the additional resources should be documented in the risk statement as part of the mitigation cost.
• Scope – Whenever there is the potential that the final product will not be completed as originally envisioned there is a scope impact. Scope impact could be measured as a reduction of the number of studies completed, or not providing a deliverable such as an IND.
• Schedule – It is very important to estimate the schedule impact of a risk event as this often results is the basis for elevating the other impact categories. Schedule delays frequently result in cost increases and may result in a reduction of scope or quality. Schedule delays may or may not impact the critical path of the project and an associated push out of the final end date.
• Performance/Quality – Performance/Quality is frequently overlooked as an impact category and too often a reduction in quality is the preferred choice for mitigation of a risk. “Short cuts” and “low cost replacements” are ways of reducing cost impacts. If not documented appropriately and approved by the project sponsor, mitigation strategies that rely upon a reduction in quality can result in significant disappointment by the stakeholders.

Most risks will be assigned one category, but some might be assigned more than one, or all.

2.4 Risk Response
For each identified risk, a response must be identified. It is the responsibility of the project team to select a risk response for each risk. The project team will need the best possible assessment of the risk and description of the response options in order to select the right response for each risk. The probability of the risk event occurring and the impacts will be the basis for determining the degree to which the actions to mitigate the risk should be taken. One way of evaluating mitigation strategies is to multiply the risk cost times the probability of occurrence. Mitigation strategies that cost less than risk probability calculation should be given serious consideration. The possible response options are:
• Avoidance – Change the project to avoid the risk. Change scope, objectives, etc.
• Transference – Shift the impact of a risk to a third party (like a subcontractor). It does not eliminate it, it simply shifts responsibility.
• Mitigation – Take steps to reduce the probability and/or impact of a risk. Taking early action, close monitoring, more testing, etc.
• Acceptance – Simply accept that this is a risk. When choosing acceptance as a response the IMPD is stating that given the probability of occurring and the associated impact to the project that results, they are not going to take any actions and will accept the cost, schedule, scope, and quality impacts if the risk event occurs.
• Deferred – A determination of how to address this risk will be addressed at a later time. The results of the risk assessment process are documented in each Risk Statement and summarized in the Risk Register which will be reported on a monthly basis.

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2.5 Risk Mitigation
Risk mitigation involves two steps:
• Identifying the various activities, or steps, to reduce the probability and/or impact of an adverse risk.
• Creation of a Contingency Plan to deal with the risk should it occur.

Taking early steps to reduce the probability of an adverse risk occurring may be more effective and less costly than repairing the damage after a risk has occurred. However, some risk mitigation options may simply be too costly in time or money to consider.

Mitigation activities should be documented in the Risk Register, and reviewed on a regular basis. They include:
• Identification of potential failure points for each risk mitigation solution.
• For each failure point, document the event that would raise a “flag” indicating that the event or factor has occurred or reached a critical condition.
• For each failure point, provide alternatives for correcting the failure.

2.6 Risk Contingency Planning
Contingency planning is the act of preparing a plan, or a series of activities, should an adverse risk occur. Having a contingency plan in place forces the project team to think in advance as to a course of action if a risk event takes place.
• Identify the contingency plan tasks (or steps) that can be performed to implement the mitigation strategy.
• Identify the necessary resources such as money, equipment and labor.
• Develop a contingency plan schedule. Since the date the plan will be implemented is unknown, this schedule will be in the format of day 1, day 2, day 3, etc., rather than containing specific start and end dates.
• Define emergency notification and escalation procedures, if appropriate.
• Develop contingency plan training materials, if appropriate.
• Review and update contingency plans if necessary.
• Publish the plan(s) and distribute the plan(s) to management and those directly involved in executing the plan(s).

Contingency may also be reflected in the project budget, as a line item to cover unexpected expenses. The amount to budget for contingency may be limited to just the high probability risks. This is normally determined by estimating the cost if a risk occurs, and multiplying it by the probability. For example, assume a risk is estimated to result in an additional cost of $50,000, and the probability of occurring is 80%. The amount that should be included in the budget for this one item is $40,000.

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Associated with a contingency plan, are start triggers and stop triggers. A start trigger is an event that would activate the contingency plan, while a stop trigger is the criteria to resume normal operations. Both should be identified in the Risk Register and can be embedded, example; the stop trigger can be included in the contingency plan field.

2.7 Tracking and Reporting
As project activities are conducted and completed, risk factors and events will be monitored to determine if in fact trigger events have occurred that would indicate the risk is now a reality.

Based on trigger events that have been documented during the risk analysis and mitigation processes, the project team or project managers will have the authority to enact contingency plans as deemed appropriate. Day to day risk mitigation activities will be enacted and directed by the project managers.

Contingency plans that once approved and initiated will be added to the project work plan and be tracked and reported along with all of the other project activities.

Risk management is an ongoing activity that will continue throughout the life of the project. This process includes continued activities of risk identification, risk assessment, planning for newly identified risks, monitoring trigger conditions and contingency plans, and risk reporting on a regular basis. Project status reporting contains a section on risk management, where new risks are presented along with any status changes of existing risks. Some risk attributes, such as probability and impact, could change during the life of a project and this should be reported as well.

2.8 Processes to Address Immediate Unforeseen Risks
The individual identifying the risk will immediately notify the project managers. The individual notified will assess the risk situation.

If required, the project managers will identify a mitigating strategy, and assign resources as necessary.

The project risk manager will document the risk factor and the mitigating strategy.

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Appendix A – Risk Assessment Matrix

Probability of Occurrences			Catastrophic	Critical	Moderate	Minor	Negligible
Definition	Meaning	Value	(A)	(B)	(C)	(D)	(E)
Nearly Certain	• Certain to occur • Will be continuously experienced unless action is taken to change events	5	5A	5B	5C	5D	5E
Highly Likely	• Highly likely to occur • Issues identified with minimal audit activity • Process performance failures evident to trained auditors or regulators	4	4A	4B	4C	4D	4E
Likely	• Likely to Occur sporadically • Potential issues discovered during focused review	3	3A	3B	3C	3D	3E
Unlikely	• Unlikely to occur • Minimal issue identification during focused review	2	2A	2B	2C	2D	2E
Improbable	• Highly unlikely to occur	1	1A	1B	1C	1D	1E

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Appendix B – Risk Register for Advanced Development of AEOL 10150 as a MCM for ARS & DEARE Pulmonary Injury

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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*Confidential Treatment Requested

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[…***…]

*Confidential Treatment Requested

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*Confidential Treatment Requested

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[…***…]

*Confidential Treatment Requested

20

ATTACHMENT 3

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR BARDA COST-REIMBURSEMENT CONTRACTS

Format:  Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request.  Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request.  DO NOT include a cover letter with the payment request.

Number of Copies:  Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency:  Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract.  Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period:  Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred:  If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor's Fiscal Year:  Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor's fiscal year.

Currency:  All BARDA contracts are expressed in United States dollars.  When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred.  Currency fluctuations may not be a basis of gain or loss to the Contractor.  Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval:  Costs requiring the Contracting Officer's approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer's Authorization (COA) Number.  In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification:  Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)
Completion Invoice:  The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later).  The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:  The Contractor shall furnish the information set forth in the instructions below.  The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)
Contractor's Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:  Show the Contractor's name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.  Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4.  The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract.  When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)
Total Estimated Cost of Contract/Order:  Insert the total estimated cost of the contract, exclusive of fixed-fee.  If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee.  For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)
Two-Way/Three-Way Match:  Identify whether payment is to be made using a two-way or three-way match.  To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)
Amount Billed - Current Period:  Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)
Amount Billed - Cumulative:  Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

(1)	Department Labor: Department Costs – List department number, hours, departmental labor rate, and amount claimed.

(2)
Accountable Personal Property:  Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of  more than two years, and sensitive property regardless of cost (see the HHS Contractor's Guide for Control of Government Property).  Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested.  An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):
- item number for the specific piece of equipment listed in the Property Schedule, and
- COA number, if the equipment is not covered by the Property Schedule.
The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)
Travel:  Include domestic and foreign travel.  Foreign travel is travel outside of the United States and its territories and possessions.  However, for an organization located outside of the United States and its territories and possessions, foreign travel means travel outside that country.  Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)
Other:  List all other direct costs in total unless exceeding $1,000 in amount.  If over $1,000, list cost elements and dollar amounts separately.  If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)
Certification of Salary Rate Limitation:  If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category:  Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated:  Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual:  Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current:  Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative:  Enter the cumulative amounts to date.

Column F - Cost at Completion:  Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Column G - Contract Amount:  Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under):  Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F.  This column need not be filled in when Column F is blank.  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications:  Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated:  An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G.  Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT
(a)     Designated Billing Office Name and Address:

DHHS/OS/ASPR/BARDA
Attn: Contracting Officer
330 Independence Ave., S.W.
Room G644
Washington, D.C. 20201

(b)     Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION
100 Main Street
Anywhere, USA  Zip Code

Name, Title, Phone Number, and E-mail Address  of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:
DUNS or DUNS+4:

(c)     Invoice/Financing Request No.:

(d)     Date Invoice Prepared:

(e)     Contract No. and Order No. (if applicable): ________

(f)     Effective Date:

(g)     Total Estimated Cost of Contract/Order:

(h)     Total Fixed-Fee (if applicable):
(i)     ☐Two-Way Match:
   ☐Three-Way Match:
(j)     Office of Acquisitions:

(k)     Central Point of Distribution:

(l) This invoice/financing request represents reimbursable costs for the period from to

	Cumulative Percentage of Effort/Hrs.		Amount Billed
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E	Cost at Completion F	Contract Amount G	Variance H
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official)	(Title)

* Attach details as specified in the contract

ATTACHMENT 4
INSTRUCTIONS FOR COMPLETING
"FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT"

GENERAL INFORMATION

Purpose.  This Quarterly Financial Report is designed to:  (1) provide a management tool for use by be BARDA in monitoring the application of financial and personnel resources to the BARDA contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor's analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope.  The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award.  The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address.  An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported.  However, the contract may provide for one of the copies to be sent directly to the Contracting Officer’s Technical Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary.  Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action).  Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report.  For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized.  Each contract will specify the categories to be reported.

(1)	Departmental Labor. List as one amount unless otherwise required by the contract.

(2)
Accountable Personal Property.  Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost.  Form HHS 565, "Report of Accountable Property," must accompany the contractor's public voucher (SF 1034/SF 1035) or this report if not previously submitted.  See "Contractor's Guide for Control of Government Property."

(3)	Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(4)	Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(5)	Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(6)
Travel.  Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses.  Travel for staff and consultants shall be shown separately.  Identify foreign and domestic travel separately.  If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(7)	Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(8)	Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.

(9)	Subcontracts. List each subcontract by name and amount billed.

(10)	Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(11)	Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(12)	General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(13)	Fee. Cite the fee earned, if any.

(14)	Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

Column A—Expenditure Category.  Enter the expenditure categories required by the contract.

Column B—Percentage of Effort/Hours Negotiated.  Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C—Percentage of Effort/Hours-Actual.  Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D—Cumulative Incurred Cost at End of Prior Period.  Enter the cumulative incurred costs up to the end of the prior reporting period.  This column will be blank at the time of the submission of the initial report.

Column E—Incurred Cost-Current Period.  Enter the costs which were incurred during the current period.

Column F—Cumulative Incurred Cost to Date.  Enter the combined total of Columns D and E.

Column G—Estimated Cost to Complete.  Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Column H—Estimated Costs at Completion.  Complete only if an entry is made in Column G.

Column I—Negotiated Contract Amount.  Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J—Variance (Over or Under).  Complete only if an entry is made in Column H.  When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I).  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications.  List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated.  List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I.  Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT	Project Task:	Contract No.:	Date of Report:	0990-0134 0990-0131
Note: Complete this Form in Accordance with Accompanying Instructions.	Reporting Period:	Contractor Name and Address:
	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior	Incurred Cost– Current	Cumulative Cost to Date	Estimated Cost to	Estimated Cost at Completion	Negotiated Contract	Variance (Over or Under) (I -
Expenditure Category	Negotiated	Actual	Period	Period	(D + E)	Complete	(F + G)	Amount	H)
A	B	C	D	E	F	G	H	I	J

3

Earned Value Management (EVM) Requirements

The Contractor shall propose and provide a Performance Measurement System that meets the Seven Principles of Earned Value Management.  The Seven Principles are:

1.	Plan all work scope for the program to completion of the contract.

2.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.

3.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control changes to the baseline.

4.	Use actual cost incurred and recorded in accomplishing the work performed.

5.	Objectively assess accomplishments at the work performance level.

6.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

7.	Use Performance Based information in the company's management processes.

The Contractor shall develop a Work Breakdown Structure (WBS) to an appropriate level and a WBS dictionary which lists and defines the WBS elements that also is inclusive of the applicable EVM requirements.

Contractors required to provide Earned Value Management to their project can obtain additional instruction from the 7 Principles of EVM Intent Guide.

The EVM requirements for this contract will be as follows:

Tier 2 – Contracts greater than $25M in total value (includes base and options) and with a proposed product that has a Technology Readiness Level (TRL) of 6 or greater.

Deliverables

Performance Measurement Baseline Documentation

The Contractor shall submit a Performance Measurement Baseline Documentation package for submission to BARDA within 90 days of contract award.  This document package will include the following:

a)	Description of the work scope through Work Breakdown Structure Dictionary/Work Authorization Documents at WBS Level 3;
b)	An Integrated Master Schedule (IMS) with the inclusion of agreed major milestones;
c)	A control account plan (CAP) for all control accounts;
d)	Baseline revision documentation and program logs;
e)	And a risk register.

BARDA will review the documentation package and provide written comments and  questions to the contractor or BARDA may set up a meeting to discuss open issues.  Once final clarifications and responses have been exchanged, BARDA will execute a formal approval of the Performance Measurement Baseline.

Earned Value Contract Performance Report (EV-CPR)

a)
The Contractor shall deliver an Earned Value Contract Performance Report (EV-CPR) on monthly basis per the instruction in DI-MGMT-81466A (see http://www.acq.osd.mil/pm/). Contractor shall provide preliminary EV-CPR, Format 1,on the 15th business day after end of Contractor reporting period and final EV-CPR and Format 1 and Format 5 (VARs)  and a supplemental Control Account Plan (CAP) report on the 20th business day after end of Contractor reporting period. The variance narrative reports shall describe what the variance and indices may be indicating regarding the over all performance, the reasons for the variances, the adequacy of corrective action plans, and forecasts of future performances.  The USG shall use best efforts to respond within 5 business days.

b)
The supplemental monthly CAP report shall contain, at the work package level, time phased budget (budgeted cost of work scheduled (BCWS)), earned value (budgeted cost of work performed (BCWP)) and actual costs of work performed (ACWP) as captured in Contractor’s EVM systems.  The contractor shall provide a rational in the package of its use of % complete as EVMS methodology or identity if any other EVMS methodology is being used.

Integrated Master Schedule (IMS)

The Contractor shall deliver the Integrated Master Schedule (IMS) status with performance data and should include actual start/finish and projected start/finish dates.  The status schedule should be delivered 10 business days after reporting month end. Contractor shall deliver a program level Integrated Master Schedule that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the following fields at a minimum; baseline start and finish, forecast start and finish; actual start and finish, predecessor and/or successor. The Contractor shall deliver the Integrated master Schedule, viewed at the work package level in MS Project file format

Risk Register

The Contractor shall provide 90 days after contract award and quarterly or as needed thereafter. The Contractor shall incorporate the work proposed to meet the technical objectives (above) into the program risk register highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, performance and timelines, and appropriate remediation plans.

GLOSSARY OF TERMS

Actual Cost of Work Performed (ACWP)	The costs actually applied and recorded in accomplishing the work performed within a specified period.

Baseline	(See Performance Measurement Baseline).

Budget at Completion (BAC)	The sum of all budgets (BCWS) allocated to the contract. Synonymous with the term Performance Measurement Baseline.

Budgeted Cost for Work Performed (BCWP)
The sum of the budgets for completed Work Packages and completed portions of open Work Packages, plus the appropriate portion of the budgets for level of effort and apportioned effort (Also see Earned Value).

Control Account
A management control point at which actual costs can be accumulated and compared to budgeted cost for work performed.  A control account is a natural control point for cost/schedule planning and control since it represents the work assigned to one responsible organizational element on one contract work breakdown structure (CWBS) element.

Control Account Manager (CAM)	A member of a functional organization responsible for task performance detailed in a Control Account and for managing the resources authorized to accomplish the tasks.

Control Account Plan (CAP) Report
A CAP report is a timephased report which reflects all the work and effort to be performed in a control account.  The CAP report will reflect the hours and dollars by element of cost (labor, subcontract, ODC, etc).

Contract Performance Report (CPR)
The monthly report submitted to the customer showing the current, cumulative and at completion status, the performance measurement baseline, manpower loading, and a narrative explanation of significant program variances.

Contract Target Cost
The dollar value (excluding fee or profit) negotiated in the original contract plus the cumulative cost (excluding fee or profit) applicable to all definitized changes to the contract.  It consists of the estimated cost negotiated for a cost plus fixed fee contract and the definitized target cost for an incentive contract.  The contract target cost does not include the value of authorized/un-negotiated work, and is thus equal to the contract budget base only when all authorized work has been negotiated/definitized.

Earned Value	See Budgeted Cost for Work Performed (BCWP)

Earned Value Management System (EVMS)	A project management system utilized for measuring project progress in an objective manner. Combines measurements of scope, schedule, and cost in a single integrated system.

Estimate at Completion (EAC)
A value (expressed in dollars and/or hours) developed to represent a realistic appraisal of the final cost of tasks when accomplished. It’s the sum of direct & indirect costs to date plus the estimate of costs for all authorized Work remaining. The EAC = ACWP + the Estimate-to-Complete.

Estimate to Completion (ETC)	A value (expressed in dollar and/or hours) developed to represent a realistic appraisal of the cost of the work still required to be accomplished in completing a task.

Integrated Master Schedule (IMS)
The IMS expands the IMP to the work planning level.  It defines the tasks, their durations, milestones, milestone dates which relate to the IMP completion criteria, and interdependencies required to complete the program.  The IMP and IMS are used to track and execute the program.

Negotiated Contract Target Cost	The estimated cost negotiated in a Cost Plus Award Fee (CPAF), Cost Plus Fixed Fee (CPFF), Cost Plus Incentive Fee (CPIF) or Fixed Price Incentive Fee (FPIF) contract.

Performance Measurement Baseline (PMB)
The time-phased budget plan against which contract performance is measured. It is formed by the budgets assigned to scheduled Control Accounts and the allocation of overhead costs. For future effort, not planned to the Control Account level, the performance measurement baseline also includes budgets assigned to higher level WBS elements, and undistributed budgets. It equals the total assigned budget less management reserve.

Risk Register	Is a tool commonly used in project planning and organizational risk assessments. It is often referred to as a Risk Log. It is used for identifying, analyzing and managing risks.

Variance Analysis Report (VAR)
The internal report completed by the Control Account Manager and submitted, through the Intermediate Manager, to the program manager for those Control Accounts which have variances in excess of established thresholds.

Work Authorization Document (WAD)
A form used to formally authorize and budget work to the Control Account Manager. This document must include, as a minimum, the Control Account number, Statement of Work, scheduled start and finish dates, budget, and the identity of the CAM. It must be approved by Intermediate Manager, and be agreed to by the Control Account Manager.